Concentration of Risk	12 Months Ended
Dec. 31, 2012
Concentration of Risk [Abstract]
CONCENTRATION OF RISK

NOTE 22 — CONCENTRATION OF RISK

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. Sales to a single customer, AutoZone, accounted for 32.6%, 32.3% and 31.2% of total net sales for the Successor year ended December 31, 2012, the Combined Year Ended December 31, 2011 and the Predecessor year ended December 31, 2010, respectively. No other customer accounted for more than 10% of total net sales for the Successor years ended December 31, 2012 and 2011 and Predecessor year ended December 31, 2010. At December 31, 2012 and 2011, the receivable balances from AutoZone were $140.8 million and $141.6 million, respectively.